UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2009, First Commonwealth Financial Corporation (the “Company”) issued a press release announcing its earnings for the three and nine month periods ended September 30, 2009. A copy of this press release and the related earnings tables are furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01	REGULATION FD DISCLOSURE

On October 22, 2009, the Company issued a press release announcing the declaration of a cash dividend of $0.03 per share of the Company’s common stock. A copy of the press release is furnished with this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release announcing Third Quarter 2009 Earnings

99.2	Press Release announcing Declaration of Quarterly Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2009

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/S/ TERESA CIAMBOTTI
Name:	Teresa Ciambotti
Title:	Senior Vice President, Controller and Principal Financial Officer